MERRILL LYNCH
GLOBAL
HOLDINGS, INC.










FUND LOGO










Semi-Annual Report

May 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL HOLDINGS, INC.



Worldwide
Investments
As of 5/31/97

                               Country of       Percent of
Ten Largest Equity Holdings    Origin           Net Assets

Roche Holding Ltd.             Switzerland         1.7%
Baan Company N.V.              Netherlands         1.6
Enterprise Oil PLC             United Kingdom      1.5
Intel Corp.                    United States       1.5
Gucci Group N.V.               Italy               1.4
SKW Trostberg AG               Germany             1.4
Veba AG                        Germany             1.3
NICE--Systems Ltd. (ADR)       Israel              1.3
Cisco Systems, Inc.            United States       1.3
Mercury General Corp.          United States       1.3



                                                Percent of
Ten Largest Industries                          Net Assets

Multi-Industry                                    10.4%
Banking                                            9.6
Electrical & Electronics                           7.7
Business & Public Services                         7.1
Merchandising                                      6.6
Telecommunications                                 6.4
Health & Personal Care                             6.3
Business & Public Services                         6.2
Electronics/Components                             4.4
Energy Sources                                     4.3





DEAR SHAREHOLDER


During the quarter ended May 31, 1997, the total return in US dollars (with net dividends reinvested) for the unmanaged Morgan Stanley Capital International (MSCI) World Index was +7.4%. For the first time in years, regional performance was quite similar. For example, during the May quarter total return for the unmanaged MSCI North America Index was +7.4%, for the unmanaged MSCI Europe Index +7.1%, and for the unmanaged MSCI Pacific Index +8.0%. However, total returns within regions were quite disparate. In the Far East during the May quarter, Japan was +11.3%, but Malaysia was -14.5% and Singapore, -6.8%. In Europe, total returns for Spain and Switzerland were +18.6% and +16.5%, respectively, while France was-1.9%. Thus, while the US stock market continues to be the primary determinant of the MSCI World Index results, overall asset allocation continues to be a critical input for global portfolios. For the three months ended May 31, 1997, Merrill Lynch Global Holdings, Inc.'s total returns for Class A, Class B, Class C and Class D Shares were +6.67%, +6.38%, +6.39% and +6.62%, respectively, somewhat below the +7.42% total return for the unmanaged MSCI World Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data, including average annual total returns, can be found on pages 5--7 of this report to shareholders.)

Intramarket volatility remains a very visible characteristic of most equity markets, and currency fluctuations continue to be quite pronounced. Reactions to economic and political events and the resultant capital flows cause this volatility. Also, investors continue to concentrate on a limited number of stocks or market segments, and this narrow focus exacerbates volatility.

In the United States, investors seemingly would prefer a continuation of the moderate growth/inflation environment of the past few years. An accelerating economy would lead to upward pressure on interest rates, which likely would negatively impact the equity market. As was indicated in the February report to shareholders, the 7% interest rate for the 30-year US Treasury bond appears to be psychologically important. For example, robust economic growth early in the year caused long-term interest rates to briefly rise above the 7% level, and resulted in a 9% drop in the equity market during March and early April. When economic indicators began to indicate a slowdown, interest rates dropped below 7% and the market rallied some 15% between April 11, 1997 and May 31, 1997. In our opinion, this pronounced volatility within a three-month period demonstrates a lack of conviction about the direction of the economy and that the stock market's valuation is quite full, unless long-term interest rates remain below 7%.

In Europe, economic activity continues to gradually accelerate. The fiscal constraints imposed by the individual governments as they attempt to meet the Maastricht Treaty criteria continue to impede growth. Unemployment remains high but inflation is subdued. Political considerations could be an important determinant of stock market performance over the immediate future. The recent elections in France and the United Kingdom could lead to altered economic policies, and that could be disruptive to progress toward the European Union and a common currency. Moreover, recent polls in Germany display a marked decline in the popularity of the Kohl government. The lead-up to the 1998 German election and the recent rift between the government and the Bundesbank, Germany's central bank, will have to be carefully monitored.

In the Far East, political considerations overshadowed economic matters at times during the May quarter. For example, while the election results in Indonesia and Singapore were foregone conclusions, governmental reactions to the opposition parties' campaign rhetoric and demonstrations did impact investor psychology and stock market performance. Likewise, the ongoing scandals in Japan are causing many domestic investors there to shun the market despite signs of overall economic progress. The Chinese and Hong Kong markets generally performed well during the May quarter, although volatility did increase as the date of Hong Kong's handover to China approached. Elsewhere, most negatively in Thailand, economic matters dictated equity market performance in the May quarter.

Looking forward, there appears to be no persuasive reason to expect a lessening of volatility within equity markets. We will continue to be price sensitive and value oriented. Our investment strategy remains to provide a geographically diversified portfolio of high-quality companies that benefit from economic growth opportunities around the globe.

Investment Environment
Europe
While European economies have continued to improve, this progress is not the primary topic of economists. Lately, the spotlight has been on the faltering European Monetary Union effort. The Socialist victory in the recent French parliamentary elections, and the German government's proposal to revalue its gold reserves in order to use the paper profits to offset the budget deficit, have led some to question whether a common currency by January 1999 is feasible.

Over the last three months, the MSCI Europe Index gained 7.1% in US dollar terms. Our investments in Europe appreciated slightly less than the Index for the first time in two years. We were hurt by underperformance of our UK holdings and that of Roche Holding A.G., our largest European position. However, gains of 40%, 23% and 36% for NICE--Systems Ltd., Philips Electronics N.V. and Baan Company N.V., respectively, all helped the quarterly result. During the May quarter, we realized profits in Astra AB, Christian Dior S.A., Total S.A. and BIC S.A. New companies added in the portfolio included:
Societe Nationale Elf Acquitaine S.A., the large French energy company; Endemol Entertainment, N.V., one of Europe's largest television content providers; Capita Group PLC, a UK market leader in the provision of information technology-based support services; and Ryanair Holdings PLC, Europe's lowest-cost airline.

North America
As compared to a 7.27% increase for the unmanaged Standard & Poor's 500 Index for the May quarter, performance of our holdings in the United States was quite good across a variety of industries. In the banking area, The Bank of New York, Inc., Barnett Banks, Inc. and Northern Trust Corporation appreciated 10.4%, 13.8% and 15.6%, respectively. Technology issues also augmented performance. Texas Instruments Inc., Northern Telecom Ltd., Oracle Corporation, Microsoft Corp. and Cisco Systems, Inc. all gained between 16%--32% in the May quarter. In contrast to the February quarter, our energy-related positions also benefited the fund. Mobil Corp., Global Industries Ltd. and Transocean Offshore Inc. gained 14.0%, 20.5% and 23.5%, respectively. Other outperformers included Performance Food Group Co. (+25.8%), Mercury General Corp. (+19.3%), Home Depot, Inc. (+15.6%) and McDonald's Corp. (+12.5%).

On the negative side, two of our smaller positions, Molten Metal Technology, Inc. and PETsMART, Inc., significantly underperformed. Both have near-term operating problems. However, we remain enthusiastic about future prospects and have added to our positions. During the May quarter, we eliminated our positions in Airtouch Communications, Inc. and Mirage Resorts, Inc. Newly initiated positions include Cisco Systems, Inc., McDonald's Corp. and US Filter Corp.

Latin America
The May quarter witnessed a distinct divergence in the performance of our Latin American holdings. Positive company fundamentals and better prospects for economic and political reform within Brazil contributed to the outstanding performance of Telecommunicacoes Brasileiras S.A.--Telebras PN, which was up 41.6%. Pulp producer Aracruz Celulose S.A., reflecting prospects of a better pricing environment for its products, continued its outperformance and rose by 10.1%. In Argentina, Yacimientos Petroliferos Fiscales S.A. and Compania Naviera Perez Companc S.A.C.F.I.M.F.A. continued their strong performances, gaining 12.2% and 11.4%, respectively. In Mexico, Grupo Carso, S.A. de C.V. reported disappointing quarterly results and was down 1.5% for the May quarter. Fortunately, we had reduced the size of our position before this announcement. Another disappointing performer was Grupo Financiero Banorte, S.A. de C.V., which reported delays in obtaining regulatory approval for a proposed merger with another Mexican bank. Banks within the Mexican system are now subject to additional disclosure requirements for bad loans, which has also impacted stated results. However, we still believe Grupo Financiero Banorte is well-positioned to benefit from the resumption of economic growth in Mexico.

During the May quarter, we eliminated positions in Uniao de Bancos Brasileiros S.A. in Brazil and the Colombian retailer, Almacenes Exito S.A., with significant profits. We remain impressed with the prospects of both, but trading liquidity prevented us from building significant positions at reasonable valuations. We also eliminated Panamerican Beverages, Inc. after the announcement of a potentially dilutive acquisition. New purchases include Banco de Galicia y Buenos Aires S.A. de C.V. and Banco Latinoamericano de Exportaciones S.A.

Japan
The Japanese stock market rebounded strongly during the May quarter, largely supported by favorable demand from domestic pension funds and foreigners. Domestic institutions traditionally make their asset allocation decisions at the start of their new fiscal year in April. Some foreign institutions which had been extremely underweighted in Japan raised their exposures, presumably for fear of not owning Japanese equities in sufficient size.

In sharp contrast with the trends seen in the last two years (for example, weak stock prices, a strong bond market and a weak yen), the recent stock market rally was accompanied by a rise in domestic bond yields and an appreciation of the yen. This appears to us to suggest that investors concluded that Japan's economy is stronger than was widely perceived.

The last Tankan report (the Bank of Japan's quarterly survey of economic conditions), which was released in early April, showed that conditions in the Japanese economy were mixed. While large, export-oriented manufacturing companies made significant progress, benefiting from aggressive restructuring and from the weaker currency, small to medium-sized companies languished. Smaller companies have suffered from pricing pressures from the larger companies that they supply. These companies also lagged behind larger corporations in restructuring because they have neither diversification sources nor significant assets. The key message of the survey was that the outlook for small to medium-sized companies was far from encouraging. In Japan, small to medium-sized companies employ more than 80% of the total workforce and generate more than 60% of domestic capital expenditures. Thus, the confidence level of and business investments by these companies are critical for the economy as a whole to gain growth momentum. We believe that the Bank of Japan will carefully assess this segment of the economy for any improvement before changing its monetary policy. We also believe market speculation over stronger-than-expected economic growth will continue until the next Tankan report is released in late June, and that investors are likely to be sensitive to economic data releases, especially data relating to consumer spending in the aftermath of the tax increase that took place in April. In the meantime, the polarization within the market (for example, investors favoring export-oriented blue-chip companies and shunning non-manufacturing and smaller companies) continued. Within sectors, the gap between strong and weak companies widened.

During the May quarter, we made few changes to the portfolio, but continued to focus on our existing holdings that we believe are price competitive on a global scale, possess proprietary technology and have unique products. In that process, we eliminated Asahi Chemical Industry Co. but increased exposures to Keyence Corp., Minebea Co., Ltd., Murata Manufacturing Co., Ltd. and Mitsubishi Heavy Industries Ltd. on weakness. All but five of our holdings significantly outperformed the market, gaining between 15%--35% during the May quarter. For example, Tokyo Electron Ltd., Nippon Telephone & Telegraph Corp. and Marui Co., Ltd. gained 39%, 29% and 25%, respectively, in yen terms during the May quarter.

Asia (ex Japan)
Many of the Asian markets (ex Japan) had another disappointing quarter. Malaysia, Singapore, Indonesia, Thailand, India and the Philippines all declined as the gloom surrounding the Thai stock market spread over the region. The Malaysian market declined sharply since mid-April on concerns over the central bank's new credit curbing measures and as currency worries spilled over from Thailand. However, we believed that those concerns were overdone, and used the market's weakness to accumulate more shares in Sime Darby BHD and establish a new position in Land & General BHD. Land & General is a major property development company in Malaysia which is also involved in timber, petrochemicals and oil and gas. The company's share price fell to a very attractive level in the recent market downturn. The Indonesian market held up well during the run-up to the parliamentary election. We believe that the investment environment for Indonesia remains positive, given a modest recovery in domestic demand and a favorable interest rate outlook. Thailand is experiencing an economic slowdown, its currency is under severe attack and the country's financial sector remains under heavy pressure from problem loans. However, since we believe that the market should recover eventually, we established a new position in PTT Exploration & Production Public Co. (PTTEP) in Thailand. PTTEP, 71%-owned by Thailand's state oil company, is engaged in the upstream exploration and production of petroleum in Thailand and neighboring countries. The company has a strong balance sheet and a defensive earnings profile. Because the company's assets and revenues are based in US dollars, PTTEP is a beneficiary of the baht weakness against the US dollar. Given the positive outlook for natural gas demand in the region, we believe PTTEP is a very attractive long-term investment. Elsewhere in the region, we took profits in National Australia Bank, Ltd. and Sydney Harbour Casino Holdings Ltd. in Australia. We also eliminated our investment in Larsen & Toubro Ltd. in India. Larsen & Toubro's performance has been adversely affected by the slowdown in the Indian economy and by a sharp fall in operating margins in its cement division. Since we expect the company's operating margins to remain under pressure, we decided to sell the shares.

Only the Hong Kong market continued its uptrend in response to improving economic conditions and an upbeat political atmosphere ahead of the imminent handover of Hong Kong to China. In early March, we increased our investments in Hong Kong by adding to our positions in CITIC Pacific Ltd., Hong Kong and China Gas Company Ltd. and First Pacific Co., Ltd. on weakness. We enjoyed good performance from Hong Kong stocks, particularly CITIC Pacific Ltd. and Hong Kong & China Gas Company Ltd., during the May quarter. Finally, the South Korean stock market rebounded based on a favorable flow of funds and a temporary improvement in the external accounts. Nevertheless, we remain skeptical about the sustainability of the recovery.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Edward F. Korff)
Edward F. Korff
Vice President and Portfolio Manager





June 27, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        + 8.67%        + 2.96%
Five Years Ended 3/31/97                  +11.21         +10.02
Ten Years Ended 3/31/97                   + 8.35         + 7.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/97                        + 7.54%        + 3.54%
Five Years Ended 3/31/97                  +10.07         +10.07
Inception (10/21/88) through 3/31/97      + 8.78         + 8.78

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/97                         +7.49%         +6.49%
Inception (10/21/94) through 3/31/97       +8.44          +8.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +8.43%         +2.74%
Inception (10/21/94) through 3/31/97       +9.32          +6.93

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
7/2/84--12/31/84          $ 9.15      $ 9.32                --                 $0.170            + 3.68%
1985                        9.32       12.28                --                  0.340            +36.05
1986                       12.28       14.28             $ 1.270                0.300            +30.25
1987                       14.28       11.52               3.638                0.372            + 6.54
1988                       11.52       11.01               1.275                0.337            +10.04
1989                       11.01       11.77               1.492                0.212            +23.53
1990                       11.77       10.28               0.188                0.261            - 9.20
1991                       10.28       11.67               0.221                0.123            +17.12
1992                       11.67       11.27               0.817                0.063            + 4.28
1993                       11.27       13.14               0.443                0.371            +24.08
1994                       13.14       12.18               0.514                0.007            - 3.25
1995                       12.18       13.32               0.584                0.164            +15.56
1996                       13.32       14.08               0.684                0.229            +12.61
1/1/97--5/31/97            14.08       15.36                --                   --              + 9.09
                                                         -------               ------
                                                   Total $11.126         Total $2.949

                                                         Cumulative total return as of 5/31/97: +402.86%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/21/88--12/31/88        $11.29      $11.00              $0.388               $0.147            + 2.22%
1989                       11.00       11.71               1.492                0.138            +22.33
1990                       11.71       10.20               0.188                0.166            -10.18
1991                       10.20       11.56               0.221                0.036            +16.02
1992                       11.56       11.09               0.817                0.001            + 3.15
1993                       11.09       12.94               0.443                0.219            +22.87
1994                       12.94       11.87               0.514                 --              - 4.20
1995                       11.87       12.82               0.584                0.164            +14.37
1996                       12.82       13.51               0.684                0.074            +11.33
1/1/97--5/31/97            13.51       14.68                --                   --              + 8.66
                                                          ------               ------
                                                    Total $5.331         Total $0.945

                                                         Cumulative total return as of 5/31/97: +118.91%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/21/94--12/31/94        $13.08      $11.87              $0.514                 --              - 5.23%
1995                       11.87       12.82               0.584               $0.164            +14.37
1996                       12.82       13.48               0.684                0.108            +11.37
1/1/97--5/31/97            13.48       14.65                --                   --              + 8.68
                                                          ------               ------
                                                    Total $1.782         Total $0.272

                                                          Cumulative total return as of 5/31/97: +31.19%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/21/94--12/31/94        $13.39      $12.18              $0.514               $0.003            - 5.09%
1995                       12.18       13.29               0.584                0.164            +15.32
1996                       13.29       14.04               0.684                0.193            +12.29
1/1/97--5/31/97            14.04       15.30                --                   --              + 8.97
                                                          ------               ------
                                                    Total $1.782         Total $0.360

                                                          Cumulative total return as of 5/31/97: +33.94%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance Results
                                                                                           12 Month    3 Month
                                                        5/31/97    2/28/97    5/31/96      % Change    % Change
ML Global Holdings, Inc. Class A Shares*                 $15.36     $14.40     $14.59      +10.43%(1)   +6.67%
ML Global Holdings, Inc. Class B Shares*                  14.68      13.80      13.97      +10.44(1)    +6.38
ML Global Holdings, Inc. Class C Shares*                  14.65      13.77      13.98      +10.14(1)    +6.39
ML Global Holdings, Inc. Class D Shares*                  15.30      14.35      14.54      +10.39(1)    +6.62
ML Global Holdings, Inc. Class A Shares--Total Return*                                     +12.15(2)    +6.67
ML Global Holdings, Inc. Class B Shares--Total Return*                                     +11.01(3)    +6.38
ML Global Holdings, Inc. Class C Shares--Total Return*                                     +10.99(4)    +6.39
ML Global Holdings, Inc. Class D Shares--Total Return*                                     +11.85(5)    +6.62
World Stock Index--Total Return**                                                          +17.05       +7.42

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective.
(1)Percent change includes reinvestment of $0.684 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.229 per share ordinary income dividends and $0.684 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.074 per share ordinary income dividends and $0.684 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.108 per share ordinary income dividends and $0.684 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.193 per share ordinary income dividends and $0.684 per share capital gains distributions.



SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
LATIN                                     Shares                                                              Value    Percent of
AMERICA          Industries                Held               Investments                         Cost      (Note 1a)  Net Assets
Argentina        Banking                   65,000     Banco de Galicia y Buenos Aires
                                                      S.A. de C.V. (ADR)*                    $  1,494,280  $  1,698,125   0.3%

                 Energy                   100,000     Yacimientos Petroliferos Fiscales
                                                      S.A. (ADR)*                               1,970,450     3,000,000   0.6

                 Multi-Industry           278,810     Compania Naviera Perez Companc
                                                      S.A.C.F.I.M.F.A.                          1,023,485     2,133,966   0.4

                                                      Total Investments in Argentina            4,488,215     6,832,091   1.3

Brazil           Forest Products          150,000     Aracruz Celulose S.A. (ADR)*              2,747,250     3,056,250   0.6
                 & Paper

                 Telecommunications    30,000,000     Telecommunicacoes Brasileiras
                                                      S.A.--Telebras PN (Preferred)             1,069,928     4,136,096   0.8

                                                      Total Investments in Brazil               3,817,178     7,192,346   1.4

Mexico           Banking                2,000,000   ++Grupo Financiero Banorte,
                                                      S.A. de C.V. (Class B)                    2,113,918     1,844,832   0.4

                 Multi-Industry           400,000     Grupo Carso, S.A. de C.V.                 2,116,552     2,274,450   0.4

                                                      Total Investments in Mexico               4,230,470     4,119,282   0.8

Panama           Banking                   75,000     Banco Latinoamericano de Exportaciones,
                                                      S.A. (E Shares)                           3,704,425     3,534,375   0.7

                                                      Total Investments in Panama               3,704,425     3,534,375   0.7

                                                      Total Investments in Latin America       16,240,288    21,678,094   4.2

MIDDLE
EAST

Israel           Electrical &             225,000   ++NICE--Systems Ltd. (ADR)*                 5,127,004     6,750,000   1.3
                 Electronics

                                                      Total Investments in the Middle East      5,127,004     6,750,000   1.3

NORTH
AMERICA

Canada           Chemicals                300,000     Agrium, Inc.                              4,041,372     4,076,087   0.8

                 Telecommunications        50,000     Northern Telecom Ltd.                     1,474,875     4,200,000   0.8

                                                      Total Investments in Canada               5,516,247     8,276,087   1.6

United States    Banking                  120,000     Bank of New York, Inc. (The)              3,130,284     5,115,000   1.0
                                           75,000     Barnett Banks, Inc.                       2,473,623     3,946,875   0.8
                                          120,000     Northern Trust Corporation                4,734,901     5,880,000   1.1
                                                                                             ------------  ------------ ------
                                                                                               10,338,808    14,941,875   2.9

                 Business & Public         35,000   ++Microsoft Corp.                             722,917     4,340,000   0.9
                 Services                 300,000   ++Molten Metal Technology, Inc.             4,511,661     2,100,000   0.4
                                          125,000   ++Oracle Corporation                        2,825,903     5,828,125   1.1
                                          150,000   ++US Filter Corp.                           4,588,753     4,725,000   0.9
                                                                                             ------------  ------------ ------
                                                                                               12,649,234    16,993,125   3.3

                 Electronics/Components   100,000   ++Cisco Systems, Inc.                       5,070,625     6,750,000   1.3
                                          150,000   ++General Instrument Corp.                  3,670,446     3,637,500   0.7
                                           50,000     Intel Corp.                               1,180,625     7,568,750   1.5
                                           50,000     Texas Instruments Inc.                    2,175,525     4,493,750   0.9
                                                                                             ------------  ------------ ------
                                                                                               12,097,221    22,450,000   4.4

                 Energy Sources           200,000     Enron Oil & Gas Co.                       4,128,678     4,275,000   0.8
                                          250,000   ++Global Industries Ltd.                    4,605,101     5,406,250   1.1
                                           40,000     Mobil Corp.                               5,215,520     5,595,000   1.1
                                           75,000     Transocean Offshore Inc.                  4,261,180     5,175,000   1.0
                                                                                             ------------  ------------ ------
                                                                                               18,210,479    20,451,250   4.0

                 Food & Household         150,000   ++Performance Food Group Co.                1,678,096     3,075,000   0.6
                 Products

                 Foods                     50,000     McDonald's Corp.                          2,234,250     2,512,500   0.5

                 Health & Personal        125,000   ++Forest Laboratories, Inc.                 4,431,753     5,281,250   1.0
                 Care                     100,000     Johnson & Johnson                         5,281,812     5,987,500   1.1
                                           35,000     Merck & Co., Inc.                         1,262,400     3,145,625   0.6
                                           60,000     Pfizer, Inc.                              3,267,028     6,172,500   1.2
                                          100,000     Pharmacia & Upjohn Inc.                   3,942,917     3,462,500   0.7
                                                                                             ------------  ------------ ------
                                                                                               18,185,910    24,049,375   4.6

                 Insurance                 90,300     Mercury General Corp.                     3,440,181     6,614,475   1.3
                                           80,000     The PMI Group, Inc.                       4,385,425     4,390,000   0.8
                                                                                             ------------  ------------ ------
                                                                                                7,825,606    11,004,475   2.1

                 Machinery & Equipment    125,000     Harnischfeger Industries, Inc.            4,725,187     5,359,375   1.0
                                          125,000     Kennametal, Inc.                          5,048,372     4,968,750   1.0
                                                                                             ------------  ------------ ------
                                                                                                9,773,559    10,328,125   2.0

                 Merchandising            150,000   ++Federated Department Stores, Inc.         4,921,701     5,550,000   1.1
                                          100,000     Home Depot, Inc.                          4,209,058     6,300,000   1.2
                                          250,000   ++PETsMART, Inc.                            4,482,224     3,062,500   0.6
                                                                                             ------------  ------------ ------
                                                                                               13,612,983    14,912,500   2.9

                 Railroads                125,000     Illinois Central Corp.                    3,777,500     4,515,625   0.9

                                                      Total Investments in the
                                                      United States                           110,383,646   145,233,850  28.2

                                                      Total Investments in North
                                                      America                                 115,899,893   153,509,937  29.8

PACIFIC BASIN/
ASIA

Australia        Broadcasting &           351,883     News Corp., Ltd. (Ordinary)               1,873,092     1,561,790   0.3
                 Publishing

                 Insurance                109,243     Lend Lease Corp.                          1,405,161     2,163,997   0.4

                                                      Total Investments in Australia            3,278,253     3,725,787   0.7


SCHEDULE OF INVESTMENTS (continued)                                                                             (in US dollars)
PACIFIC BASIN/                         Shares Held/                                                           Value    Percent of
ASIA (concluded) Industries            Face Amount            Investments                         Cost      (Note 1a)  Net Assets
Hong Kong        Multi-Industry           226,000   ++Beijing Enterprises Holdings Ltd.      $    368,190  $  1,318,431   0.3%
                                          500,000     CITIC Pacific Ltd.                        2,539,751     2,858,802   0.6
                                        2,198,228     First Pacific Co., Ltd.                   2,175,546     2,808,784   0.5
                                          400,000     Hutchison Whampoa Ltd.                    1,949,838     3,329,892   0.6
                                          500,000     Swire Pacific Ltd. 'A'                    2,453,484     4,194,631   0.8
                                                                                             ------------  ------------ ------
                                                                                                9,486,809    14,510,540   2.8

                 Real Estate              400,000     Sun Hung Kai Properties, Ltd.             2,242,489     4,917,398   1.0

                 Utilities--Gas         2,400,000     Hong Kong and China Gas Company Ltd.      2,951,272     4,181,724   0.8
                                          120,000     Hong Kong and China Gas Company Ltd.
                                                      (Warrants) (a)                                    0        84,409   0.0
                                                                                             ------------  ------------ ------
                                                                                                2,951,272     4,266,133   0.8

                                                      Total Investments in Hong Kong           14,680,570    23,694,071   4.6

Indonesia        Construction &         1,880,000   ++Jaya Real Property                        2,924,702     2,629,371   0.5
                 Housing

                 Telecommunications        55,000     P.T. Telekomunikasi Indonesia (ADR)*      1,059,880     1,828,750   0.4

                 Textiles               3,000,000     P.T. Indorama Synthetics (Foreign)        1,834,593     2,529,823   0.5

                                                      Total Investments in Indonesia            5,819,175     6,987,944   1.4

Japan            Automobiles              100,000     Toyota Motor Corp.                        1,817,188     2,871,389   0.6

                 Banking                  130,000     Bank of Tokyo--Mitsubishi                 3,085,819     2,257,565   0.4
                                    US$ 1,000,000     The Mitsubishi Bank, Ltd., 3% due
                                                      11/30/2002 (Convertible)                  1,000,000     1,048,000   0.2
                                          100,000     Sanwa Bank, Ltd.                          1,844,583     1,280,949   0.2
                                                                                             ------------  ------------ ------
                                                                                                5,930,402     4,586,514   0.8

                 Broadcasting &           300,000     Tokyo Broadcasting System, Inc.           3,736,661     5,467,675   1.1
                 Publishing

                 Cable & Wire             270,000     Sumitomo Electric Industry, Ltd.          2,968,251     4,247,765   0.8

                 Data Processing &        120,000     Canon Inc.                                2,096,847     3,043,329   0.6
                 Reproduction

                 Electrical &             250,000     Hitachi Ltd.                              2,636,635     2,665,062   0.5
                 Electronics               35,000     Keyence Corp.                             2,394,452     5,055,021   1.0
                                          200,000     Matsushita Electric Industrial Co.        2,837,637     3,765,475   0.7
                                           90,000     Murata Manufacturing Co., Ltd.            2,616,519     3,566,885   0.7
                                          300,000     NEC Corporation                           3,767,865     4,178,129   0.8
                                          200,000     Sharp Corp.                               2,987,601     2,579,092   0.5
                                          100,000     Tokyo Electron Ltd.                       3,209,659     5,046,424   1.0
                                                                                             ------------  ------------ ------
                                                                                               20,450,368    26,856,088   5.2

                 Entertainment             80,000     Sony Music Entertainment (Japan) Inc.     3,498,777     3,782,668   0.7

                 Financial Services       300,000     Daiwa Securities Co., Ltd.                3,124,447     2,210,282   0.4

                 Insurance                260,000     Tokio Marine & Fire Insurance
                                                      Co., Ltd.                                 3,242,469     3,062,242   0.6

                 Machinery &              350,000     Minebea Co., Ltd.                         2,942,184     3,430,193   0.7
                 Engineering              500,000     Mitsubishi Heavy Industries Ltd.          3,654,177     3,602,132   0.7
                                                                                             ------------  ------------ ------
                                                                                                6,596,361     7,032,325   1.4

                 Merchandising             80,000     Aoyama Trading Co.                        3,433,890     2,489,684   0.5
                                           60,000     Ito-Yokado Co., Ltd.                      2,604,246     3,425,034   0.7
                                          150,000     Marui Co., Ltd.                           2,736,736     2,798,315   0.5
                                                                                             ------------  ------------ ------
                                                                                                8,774,872     8,713,033   1.7

                 Metals                   700,000     Nippon Steel Co.                          2,407,627     2,052,098   0.4

                 Real Estate              250,000     Mitsui Fudosan Co., Ltd.                  3,097,952     3,159,388   0.6

                 Telecommunications           350     DDI Corp.                                 2,617,101     2,614,770   0.5
                                              800     Nippon Telephone & Telegraph Corp.
                                                      (Ordinary)                                3,217,188     3,817,056   0.8
                                                                                             ------------  ------------ ------
                                                                                                5,834,289     6,431,826   1.3

                 Wholesale &              300,000     Mitsui & Co.                              2,133,754     2,656,465   0.5
                 International Trade

                                                      Total Investments in Japan               75,710,265    86,173,087  16.7

Malaysia         Banking                1,200,666     Commerce Asset-Holding BHD                1,409,468     3,488,919   0.7
                                          390,216     Commerce Asset-Holding BHD
                                                      (Rights) (b)                                      0        76,469   0.0
                                                                                             ------------  ------------ ------
                                                                                                1,409,468     3,565,388   0.7

                 Building Materials     1,000,000     Sungei Way Holdings BHD                   2,085,002     2,268,928   0.4

                 Forest Products        1,500,000     Land & General BHD (Ordinary)             2,275,824     1,886,792   0.4

                 Multi-Industry         1,000,000     Sime Darby BHD                            3,631,380     3,264,071   0.6

                 Telecommunications       300,000     Telekom Malaysia BHD                      1,491,009     2,221,161   0.4

                                                      Total Investments in Malaysia            10,892,683    13,206,340   2.5

New Zealand      Telecommunications       400,000     Telecom Corp. of New Zealand Ltd.
                                                      (Class C) (ADR)*                          1,278,315     1,923,441   0.4

                                                      Total Investments in New Zealand          1,278,315     1,923,441   0.4

Singapore        Banking                  270,000     Overseas Chinese Banking Corp.            2,857,907     3,363,191   0.7

                 Broadcasting &           150,000     Singapore Press Holdings Limited          2,434,067     2,991,603   0.6
                 Publishing

                 Construction &           300,000     City Development Ltd.                     2,010,983     2,792,162   0.5
                 Housing

                 Multi-Industry           300,000     Keppel Corp. Ltd.                         1,813,685     1,385,584   0.3
                                           75,000   ++Keppel Corp. Ltd. (Class A)                 433,979       335,899   0.0
                                                                                             ------------  ------------ ------
                                                                                                2,247,664     1,721,483   0.3

                                                      Total Investments in Singapore            9,550,621    10,868,439   2.1

South Korea      Construction & Housing       783   ++Hyundai Engineering and
                                                      Construction Co.                             19,277        18,222   0.0

                                                      Total Investments in South Korea             19,277        18,222   0.0

Thailand         Banking                  200,000     Bangkok Bank Public Company Ltd.          2,049,723     1,767,068   0.3

                 Building Materials        60,000     The Siam Cement Public Co. Ltd.
                                                      (Foreign Registered)                      2,167,775     1,291,566   0.3

                 Energy Sources           116,600     PTT Exploration and Production Public
                                                      Co. (PTTEP)                               1,451,644     1,610,859   0.3

                 Telecommunications       500,000     Total Access Communication Public
                                                      Co Ltd.                                   3,156,250     2,350,000   0.5

                                                      Total Investments in Thailand             8,825,392     7,019,493   1.4

                                                      Total Investments in the Pacific
                                                      Basin/Asia                              130,054,551   153,616,824  29.8


SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)
WESTERN                                   Shares                                                              Value    Percent of
EUROPE           Industries                Held               Investments                         Cost      (Note 1a)  Net Assets
Denmark          Business & Public        150,000     ISS International Service
                 Services                             System A/S (Class B)                   $  3,289,437  $  4,990,066   1.0%

                                                      Total Investments in Denmark              3,289,437     4,990,066   1.0

Finland          Telecommunications        95,600     Nokia OY AS 'A'                           3,283,620     6,282,371   1.2

                                                      Total Investments in Finland              3,283,620     6,282,371   1.2

France           Banking                   46,000     Cetelem S.A.                              4,689,077     4,919,402   0.9

                 Business & Public         80,000   ++Dassault Systemes S.A.                    1,834,389     5,116,650   1.0
                 Services

                 Energy                    60,000     Societe Nationale Elf Aquitane S.A.       5,819,442     6,000,624   1.2

                                                      Total Investments in France              12,342,908    16,036,676   3.1

Germany          Merchandising              5,000   ++Metro AG                                    430,476       547,277   0.1

                 Multi-Industry            13,000     Mannesmann AG                             4,413,693     5,282,201   1.0
                                          210,000     SKW Trostberg AG                          5,676,684     6,946,721   1.4
                                          120,000     Veba AG                                   5,406,473     6,786,885   1.3
                                                                                             ------------  ------------ ------
                                                                                               15,496,850    19,015,807   3.7

                 Recreation                30,000     Adidas AG                                 1,646,257     3,152,810   0.6

                                                      Total Investments in Germany             17,573,583    22,715,894   4.4

Ireland          Airlines                  49,500   ++Ryanair Holdings PLC (ADR)*                 729,135     1,225,125   0.2

                                                      Total Investments in Ireland                729,135     1,225,125   0.2

Italy            Textiles                 100,000     Gucci Group N.V.                          7,049,549     6,975,000   1.4

                                                      Total Investments in Italy                7,049,549     6,975,000   1.4

Netherlands      Business & Public        140,000   ++Baan Company N.V.                         2,254,885     8,159,018   1.6
                 Services

                 Chemicals                 41,000     Akzo Nobel N.V.                           5,917,636     5,455,146   1.0

                 Electrical &             115,000     Philips Electronics N.V.                  3,839,587     6,289,156   1.2
                 Electronics

                 Entertainment             80,000   ++Endemol Entertainment N.V.                2,568,075     2,060,568   0.4

                 Merchandising             73,528     Koninklijke Ahold N.V.                    3,801,682     5,582,129   1.1

                                                      Total Investments in the Netherlands     18,381,865    27,546,017   5.3

Norway           Automobiles              350,000   ++Sensonor A/S                              2,732,359     2,285,815   0.4

                 Manufacturing            192,900     Tomra Systems ASA                         1,840,703     4,416,110   0.9

                                                      Total Investments in Norway               4,573,062     6,701,925   1.3

Poland           Food & Beverage           85,718   ++Agros Holdings S.A.                       1,535,465     2,309,445   0.4
                                           17,143   ++Agros Holdings S.A. (Series D)              391,393       375,943   0.1

                                                      Total Investments in Poland               1,926,858     2,685,388   0.5

Portugal         Building Products        200,000     Cimpor--Cimentos de Portugal, S.A.        4,062,517     4,395,719   0.9

                                                      Total Investments in Portugal             4,062,517     4,395,719   0.9

Spain            Banking                   80,000     Banco Bilbao Vizcaya S.A.                 3,101,947     5,665,284   1.1

                 Security Services        280,000     Prosegur Compania de Seguridad S.A.       2,824,163     3,659,751   0.7

                                                      Total Investments in Spain                5,926,110     9,325,035   1.8

Sweden           Automobiles              120,000   ++Autoliv, Inc.                             3,866,477     4,470,000   0.9

                                                      Total Investments in Sweden               3,866,477     4,470,000   0.9

Switzerland      Health & Personal          1,000     Roche Holding Ltd.                        5,320,796     8,887,319   1.7
                 Care
                                                      Total Investments in Switzerland          5,320,796     8,887,319   1.7

United           Banking                  400,000     The Royal Bank of Scotland Group PLC      4,064,759     3,938,525   0.8
Kingdom

                 Business & Public        225,000     Capita Group PLC                            899,906       938,425   0.2
                 Services

                 Electronics            1,550,000     Astec (BSR) PLC                           2,653,912     3,714,039   0.7

                 Energy                   404,575     British Petroleum Co. PLC                 2,100,965     4,830,577   0.9
                                          700,000     Enterprise Oil PLC                        4,780,279     7,705,312   1.5
                                                                                             ------------  ------------ ------
                                                                                                6,881,244    12,535,889   2.4

                 House Building           500,000     The Berkeley Group PLC                    5,527,107     5,732,778   1.1

                 Merchandising            900,000     Harvey Nichols PLC                        4,355,691     4,165,873   0.8

                 Multi-Industry           911,944     BBA Group PLC                             5,114,591     4,981,863   1.0
                                          399,999   ++Siebe PLC                                 4,107,799     6,293,773   1.2
                                                                                             ------------  ------------ ------
                                                                                                9,222,390    11,275,636   2.2

                 Telecommunications       650,000   ++COLT Telecom Group PLC                    3,081,009     2,976,792   0.6

                                                      Total Investments in the
                                                      United Kingdom                           36,686,018    45,277,957   8.8

                                                      Total Investments in Western
                                                      Europe                                  125,011,935   167,514,492  32.5

SHORT-TERM                                 Face
SECURITIES                                Amount              Issue

United States    Commercial Paper**   $13,630,000     Associates Corp. of North
                                                      America, 5.60% due 6/02/1997             13,625,760    13,625,760   2.7

                                                      Total Investments in Short-Term
                                                      Securities                               13,625,760    13,625,760   2.7

                 Total Investments                                                           $405,959,431   516,695,107 100.3
                                                                                             ============
                 Liabilities in Excess of Other Assets                                                       (1,400,956) (0.3)
                                                                                                           ------------ ------

                 Net Assets                                                                                $515,294,151 100.0%
                                                                                                           ============ ======

                *American Depositary Receipts (ADR).
               **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
                 Company.
              (a)Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.
              (b)The rights may be exercised until June 13, 1997.
               ++Non-income producing security.

                 See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$405,959,431) (Note 1a)                         $516,695,107
                    Cash                                                                                          36,391
                    Foreign cash (Note 1b)                                                                           424
                    Receivables:
                      Securities sold                                                      $  1,361,004
                      Dividends                                                               1,157,053
                      Capital shares sold                                                     1,143,744
                      Interest                                                                   15,000        3,676,801
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          32,798
                                                                                                            ------------
                    Total assets                                                                             520,441,521
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,864,874
                      Capital shares redeemed                                                 1,499,054
                      Investment adviser (Note 2)                                               417,845
                      Distributor (Note 2)                                                       75,581        4,857,354
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       290,016
                                                                                                            ------------
                    Total liabilities                                                                          5,147,370
                                                                                                            ------------

Net Assets:         Net assets                                                                              $515,294,151
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,715,956
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            565,593
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             49,004
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             51,905
                    Paid-in capital in excess of par                                                         385,008,829
                    Accumulated investment loss--net                                                          (1,302,675)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                17,472,844
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        110,732,695
                                                                                                            ------------
                    Net assets                                                                              $515,294,151
                                                                                                            ============

Net Asset           Class A--Based on net assets of $417,146,642 and 27,159,562
Value:                       shares outstanding                                                             $      15.36
                                                                                                            ============
                    Class B--Based on net assets of $83,029,597 and 5,655,922
                             shares outstanding                                                             $      14.68
                                                                                                            ============
                    Class C--Based on net assets of $7,177,455 and 490,039
                             shares outstanding                                                             $      14.65
                                                                                                            ============
                    Class D--Based on net assets of $7,940,457 and 519,049
                             shares outstanding                                                             $      15.30
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Six Months Ended May 31, 1997
Investment Income   Dividends (net of $451,948 foreign withholding tax)                                     $  3,034,513
(Notes 1d & 1e):    Interest and discount earned                                                                 592,641
                                                                                                            ------------
                    Total income                                                                               3,627,154
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  2,340,400
                    Transfer agent fees--Class A (Note 2)                                       363,912
                    Account maintenance and distribution fees--Class B (Note 2)                 317,317
                    Custodian fees                                                              131,904
                    Printing and shareholder reports                                             79,994
                    Transfer agent fees--Class B (Note 2)                                        67,218
                    Registration fees (Note 1f)                                                  48,889
                    Accounting services (Note 2)                                                 41,896
                    Professional fees                                                            37,290
                    Account maintenance and distribution fees--Class C (Note 2)                  20,911
                    Directors' fees and expenses                                                 18,021
                    Account maintenance fees--Class D (Note 2)                                    7,664
                    Pricing fees                                                                  6,685
                    Transfer agent fees--Class D (Note 2)                                         5,614
                    Transfer agent fees--Class C (Note 2)                                         4,658
                    Other                                                                         9,094
                                                                                           ------------
                    Total expenses                                                                             3,501,467
                                                                                                            ------------
                    Investment income--net                                                                       125,687
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       18,386,467
(Loss) on             Foreign currency transactions--net                                       (259,592)      18,126,875
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       19,731,305
(Notes 1b, 1c,        Foreign currency transactions--net                                          1,376       19,732,681
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     37,859,556
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 37,985,243
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                              May 31,        November 30,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $    125,687     $  3,358,903
                    Realized gain on investments and foreign currency
                    transactions--net                                                        18,126,875       22,566,229
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   19,732,681       32,273,292
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     37,985,243       58,198,424
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,228,520)              --
Shareholders          Class C                                                                      (165)              --
(Note 1g):            Class D                                                                   (27,086)              --
                    Realized gain on investments--net:
                      Class A                                                               (20,709,718)     (17,594,423)
                      Class B                                                                (2,278,771)      (2,476,721)
                      Class C                                                                   (49,977)         (26,025)
                      Class D                                                                  (245,755)        (192,712)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (26,539,992)     (20,289,881)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share transactions       55,629,570       34,818,380
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                             67,074,821       72,726,923
                    Beginning of period                                                     448,219,330      375,492,407
                                                                                           ------------     ------------
                    End of period*                                                         $515,294,151     $448,219,330
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $ (1,302,675)    $  1,827,409
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have                            Class A++
                    been derived from information provided in the    For the Six
                    financial statements.                            Months Ended
                                                                       May 31,        For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.12   $  13.87  $  12.82  $  13.07   $  11.78
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .01        .13       .05       .03        .04
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.14       1.87      1.52       .53       2.07
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.15       2.00      1.57       .56       2.11
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.12)        --      (.01)     (.01)        --
                      Realized gain on investments--net                   (.79)      (.75)     (.51)     (.80)      (.82)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.91)      (.75)     (.52)     (.81)      (.82)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.36   $  15.12  $  13.87  $  12.82   $  13.07
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.22%+++  15.20%    12.92%     4.39%     19.16%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.34%*     1.37%     1.51%     1.44%      1.43%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .18%*      .92%      .41%      .23%       .32%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $417,147   $398,310  $327,270  $330,132   $256,203
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.81%     41.14%    44.64%    40.18%     56.98%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0068   $  .0063        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios have                            Class B++
                    been derived from information provided in the    For the Six
                    financial statements.                            Months Ended
                                                                       May 31,        For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  14.40   $  13.38  $  12.50  $  12.74   $  11.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.05)      (.02)     (.08)     (.10)      (.08)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.09       1.79      1.47       .52       2.02
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.04       1.77      1.39       .42       1.94
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.76)      (.75)     (.51)     (.66)      (.82)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.68   $  14.40  $  13.38  $  12.50   $  12.74
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.70%+++  13.97%    11.78%     3.32%     17.87%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.37%*     2.40%     2.55%     2.48%      2.46%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.69%)*    (.11%)    (.63%)    (.80%)     (.72%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 83,030   $ 44,311  $ 44,387  $ 49,647   $ 34,241
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.81%     41.14%    44.64%    40.18%     56.98%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++++                 $  .0068   $  .0063        --        --         --
                                                                      ========   ========  ========  ========   ========

                                                                                             Class C++++
                                                                               For the                           For the
                                                                                 Six                              Period
                    The following per share data and ratios have been derived   Months                           Oct. 21,
                    from information provided in the financial statements.      Ended         For the Year      1994++ to
                                                                               May 31,     Ended November 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:                      1997       1996        1995       1994
Per Share           Net asset value, beginning of period                      $  14.41   $  13.38    $  12.51   $  13.08
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.04)      (.01)       (.08)      (.02)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.07       1.79        1.46       (.55)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.03       1.78        1.38       (.57)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions from:
                      Investment income--net                                        --(1)      --          --         --
                      Realized gain on investments--net                           (.79)      (.75)       (.51)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.79)      (.75)       (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.65   $  14.41    $  13.38   $  12.51
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.68%+++  14.05%      11.69%     (4.36%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.38%*     2.41%       2.55%      3.00%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                         (.49%)*    (.09%)      (.63%)    (1.31%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  7,177   $    910    $    376   $    177
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          26.81%     41.14%      44.64%     40.18%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0068   $  .0063          --         --
                                                                              ========   ========    ========   ========

                                                                                             Class D++++
                                                                               For the                           For the
                                                                                 Six                              Period
                    The following per share data and ratios have been derived   Months                           Oct. 21,
                    from information provided in the financial statements.      Ended        For the Year       1994++ to
                                                                               May 31,     Ended November 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:                      1997       1996        1995       1994
Per Share           Net asset value, beginning of period                      $  15.04   $  13.84    $  12.81   $  13.39
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                   --(1)     .09         .02       (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net            1.14       1.86        1.52       (.57)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.14       1.95        1.54       (.58)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions from:
                      Investment income--net                                      (.09)        --          --(1)      --
                      Realized gain on investments--net                           (.79)      (.75)       (.51)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.88)      (.75)       (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.30   $  15.04    $  13.84   $  12.81
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           8.13%+++  14.86%      12.73%     (4.33%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.59%*     1.63%       1.76%      2.23%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                 .05%*      .60%        .18%      (.67%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  7,940   $  4,688    $  3,459   $  1,591
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          26.81%     41.14%      44.64%     40.18%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0068   $  .0063          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 (1)Amount is less than $.01 per share.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS




1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account       Distribution
                            Maintenance Fee       Fee

Class B                           0.25%          0.75%
Class C                           0.25%          0.75%
Class D                           0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                   MLFD         MLPF&S

Class A                            $599         $8,929
Class D                            $ 73         $1,196


For the six months ended May 31, 1997, MLPF&S received contingent deferred sales charges of $198,977 and $887 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $81,769 in commissions on the execution of portfolio security transactions for the Company for the six months ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.




NOTES TO FINANCIAL STATEMENTS (concluded)



3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $178,700,874 and $120,867,807, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 18,388,212   $110,735,676
Short-term investments                 (1,745)            --
Foreign currency transactions        (259,592)        (2,981)
                                 ------------   ------------
Total                            $ 18,126,875   $110,732,695
                                 ============   ============

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $110,735,676, of which $127,071,602 related to appreciated securities and $16,335,926 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $405,959,431.

4. Capital Share Transactions:
A net increase in net assets derived from capital share transactions was $55,629,570 and $34,818,380 for the six months ended May 31, 1997 and for the year ended November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         7,575,218  $ 109,390,806
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,586,229     22,175,485
                                -------------  -------------
Total issued                        9,161,447    131,566,291
Shares redeemed                    (8,348,645)  (120,356,476)
                                -------------  -------------
Net increase                          812,802  $  11,209,815
                                =============  =============



Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                        11,176,887  $ 157,434,230
Shares issued to shareholders
in reinvestment of
distributions                       1,233,289     16,242,414
                                -------------  -------------
Total issued                       12,410,176    173,676,644
Shares redeemed                    (9,655,805)  (136,577,975)
                                -------------  -------------
Net increase                        2,754,371  $  37,098,669
                                =============  =============



Class B Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         3,878,752  $  53,633,256
Shares issued to shareholders
in reinvestment of
distributions                         148,413      1,993,179
                                -------------  -------------
Total issued                        4,027,165     55,626,435
Automatic conversion of shares        (33,084)      (457,197)
Shares redeemed                    (1,414,287)   (19,541,948)
                                -------------  -------------
Net increase                        2,579,794  $  35,627,290
                                =============  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           617,667  $   8,295,124
Shares issued to shareholders
in reinvestment of
distributions                         174,046      2,205,170
                                -------------  -------------
Total issued                          791,713     10,500,294
Automatic conversion of shares        (20,731)      (275,360)
Shares redeemed                    (1,011,647)   (13,729,276)
                                -------------  -------------
Net decrease                         (240,665) $  (3,504,342)
                                =============  =============



Class C Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           561,157  $   7,743,831
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,548         47,542
                                -------------  -------------
Total issued                          564,705      7,791,373
Shares redeemed                      (137,863)    (1,888,043)
                                -------------  -------------
Net increase                          426,842  $   5,903,330
                                =============  =============



Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            54,247  $     725,543
Shares issued to shareholders in
reinvestment of distributions           1,898         24,054
                                -------------  -------------
Total issued                           56,145        749,597
Shares redeemed                       (21,017)      (286,099)
                                -------------  -------------
Net increase                           35,128  $     463,498
                                =============  =============

Class D Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           540,129  $   7,837,664
Shares issued to shareholders in
reinvestment of dividends and
distributions                          18,140        252,873
Automatic conversion of shares         31,800        457,197
                                -------------  -------------
Total issued                          590,069      8,547,734
Shares redeemed                      (382,669)    (5,658,599)
                                -------------  -------------
Net increase                          207,400  $   2,889,135
                                =============  =============



Class D Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,072,031  $  14,751,733
Shares issued to shareholders in
reinvestment of distributions          13,662        179,386
Automatic conversion of shares         19,948        275,360
                                -------------  -------------
Total issued                        1,105,641     15,206,479
Shares redeemed                    (1,043,928)   (14,445,924)
                                -------------  -------------
Net increase                           61,713  $     760,555
                                =============  =============



5. Commitments:
On May 31, 1997, the Company had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,044,000 and $1,137,000, respectively.





PORTFOLIO CHANGES



For the Quarter Ended May 31, 1997

Additions

 Agros Holdings S.A. (Series D)
 Banco de Galicia y Buenos Aires S.A.
   de C.V. (ADR)
 Banco Latinoamericano de
   Exportaciones, S.A. (E Shares)
 Beijing Enterprises Holdings Ltd.
 Capita Group PLC
 Cisco Systems, Inc.
 Commerce Asset-Holding BHD (Rights)
*Docdata N.V.
 Endemol Entertainment N.V.
 Gucci Group N.V.
 Keppel Corp. Ltd. (Class A)
 Land & General BHD (Ordinary)
 McDonald's Corp.
 PETsMART, Inc.
 PTT Exploration and Production
   Public Co. (PTTEP)
 The Royal Bank of Scotland Group PLC
 Ryanair Holdings PLC (ADR)
*SK Telecom
 Societe Nationale Elf Aquitane S.A.
 US Filter Corp.


Deletions


 Airtouch Communications, Inc.
 Almacenes Exito S.A.
 Asahi Chemical Industry Co.
 Astra AB 'B'
 BE Semiconductor Industries N.V.
  (NY Shares)
 BIC S.A.
 Christian Dior S.A.
*Docdata N.V.
 Larsen & Toubro Ltd. (GDR)
 Mirage Resorts, Inc.
 National Australia Bank, Ltd.
 Panamerican Beverages, Inc. (Class A)
 Pohang Iron & Steel Co., Ltd. (ADR)
*SK Telecom
 Sydney Harbour Casino Holdings Ltd.
   (Preferred)
 Total S.A. (Class B)
 Uniao de Bancos Brasileiros S.A. (Preferred)

[FN]
*Added and deleted in the same quarter.